Exhibit 10.31

	MEMO TO	Divina Reyes

	FROM	Martin Lockyer

	DATE	May 4, 2011

	SUBJECT	Neil Calvert

PAGE 1 of 1

CHC Helicopter
4740 Agar Drive Richmond, BC Canada V7B 1A3 T 604.276.7500 F 604.232.8359 www.chc.ca

Dear Divina:

Enclosed you will find the following original, executed documents:

1.      Letter from William Amelio to Neil Calvert dated April 29, 2011, acknowledged by Mr. Calvert;

2.      Consulting Agreement, and

3.      Full and final release.

Please arrange for immediate payment of the sums due to Mr. Calvert pursuant to the terms of the Letter.

Yours truly,

Martin Lockyer

Cc: Mary Tessitore

April 29, 2011

Mr. Neil Calvert President, Heli-One [home address] Agreement regarding termination of employment

CHC Helicopter
4740 Agar Drive, Richmond, BC V7B 1A3 Canada T 604.276.7500 F 604.232.8341 www.chc.ca

Dear Neil:

I am writing further to our discussions about your future at CHC Helicopter in light of the needs of the business going forward. I believe what follows sets out the agreement between us.

In this letter the following terms have the following meanings:

“CaymanCo” means 6922767 Holding (Cayman) Inc., a company incorporated under the laws of the Cayman Islands;

“CHC” means CHC Helicopter S.A., a company incorporated pursuant to the laws of Luxemburg;

“CHC Helicopter” means the group comprised of the direct and indirect subsidiaries of CHC;

“Consulting Agreement” means the agreement attached hereto as Annex A whereby you will provide consulting services as required for the term of 3 years from the Termination Date;

“Employment Agreement” means the contract of employment between you and Heli-One dated September 16, 2008;

“Heli-One” means Heli-One Canada Inc., a corporation incorporated pursuant to the laws of Canada;

“Note” means the promissory note issued by you to FR Horizon Topco S.à.r.l. dated September 16, 2008 evidencing indebtedness of US$235,291.82;

“Option” has the meaning ascribed thereto in the Plan;

“Option Agreement” means the option agreement between you and CaymanCo dated September 16, 2008;

“Ordinary B Shares” means the non-voting ordinary B shares having a par value of $1.00 each in the capital of CaymanCo;

“Plan” means the 6922767 Holding (Cayman) Inc. Share Incentive Plan;

“Rollover Options” means the 496,580 Options granted to you under the Rollover Option Agreement;

“Rollover Option Agreement” means the rollover option agreement between CaymanCo and you effective as of September 16, 2008;

“SERP” means the amended and restated supplemental retirement plan agreement made April 30, 2007 between you and CHC Helicopters International Inc.;

“SERP Waiver” means the waiver and consent to the amendment of the amended and restated supplemental retirement plan agreement between CHC Helicopters International Inc. and you dated September 15, 2010.

“Shareholders Agreement” means the management shareholders agreement among CaymanCo and the management shareholders of CaymanCo dated as of September 16, 2008;

“Special A Shares” means the special A shares having a par value of $0.01 each in the capital of CaymanCo;

“Special A Share Subscription Agreement” means the agreement pursuant to which you subscribed for 80,000 Special A Shares effective as of September 16, 2008;

“Taxation” or “Tax” means all forms of taxation, duties, imposts, charges, withholdings, contributions, impositions and levies whatsoever and whenever imposed and whether of Canada or elsewhere and without prejudice to the generality of the foregoing includes:

(a)    income tax, capital gains tax, inheritance tax, value added tax, national insurance and social security contributions, withholding taxes and any payment whatsoever which any person may be or becomes legally bound to make to any Tax Authority or other person as a result of any entitlement relating to Taxation (whether or not such liability is primarily imposed upon that person or another person and whether or not that person may have any right of relief or reimbursement) and any other taxes, duties, levies or imposts supplementing or replacing any of the foregoing; and

(b)    all interest, fines or penalties in respect of and relating to any of the foregoing;

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“Tax Authority” means any government or other authority whatsoever competent to impose, collect or administer any Tax whether in Canada, Luxemburg, the Cayman Islands or any other jurisdiction;

“Tax Liability” means a liability of you, Neil Calvert, to make any payment of or in respect of Tax whether or not such liability is contingent; and

“Termination Date” means April 30, 2011 being your last day of active employment with Heli-One.

1.      Your base salary and benefits shall remain as contemplated in the Employment Agreement until the Termination Date.

2.      In your last regular payroll, you will receive in addition to your regular wages and benefits payment for eighteen (18) days of unused vacation, less any days actually taken between now and the Termination Date.

3.      Following the termination of your employment:

a.      the termination will be treated as a termination without cause and, provided you execute as of the Termination Date the release in the form attached hereto as Annex B, you will receive all of the payments and entitlements detailed in Section 5.4 of the Employment Agreement, payable on or before May 3, 2011.

b.      For greater certainty, the payments to be made pursuant to a. hereof are:

(i)     $75,000, being the bonus accrual provided for in 5.4 (a)(ii);

(ii)    $800,000, being 24 month base salary as provided for in 5.4 (a)(iv) (1);

(iii)   $150,000, being the bonus amount provided for 5.4 (a)(iv) (2).

c.      all of your Rollover Options shall continue to be vested and exercisable in accordance with the provisions of Section 5 of the Rollover Option Agreement;

d.      CaymanCo shall permit you to retain your 309,292 Ordinary B Shares and shall not redeem them with the intent that you shall be entitled to receive at any Exit Event or Final Exit the Fair Value, if any, of such Ordinary B Shares as of the date of any such Exit Event or Final Exit; as the case may be;

e.      40% (1,780,872) of the Options granted to you under the Option Agreement will, in accordance with the Option Agreement and the Plan, remain outstanding and continue to be exercisable by you in accordance with the provisions of Section 5 of the Option Agreement;

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f.       in accordance with the terms of the SERP and the SERP Waiver, we will establish a Retirement Compensation Arrangement as required by subsection 8(b) of the SERP.

g.      notwithstanding anything to the contrary in the Option Agreement and the Plan, in consideration of your agreement not to request that CaymanCo redeem or otherwise purchase any of your Ordinary B Shares and entering into the Consulting Agreement, and subject to you abiding by the terms of the Consulting Agreement, at the end of the Term (as defined in the Consulting Agreement) (i) a further 10% (445,218) of the Options granted to you under the Option Agreement shall vest and (ii) 50% (40,000) of the Special A shares may be retained by you and not redeemed by CaymanCo, with the result that as of the Termination Date, assuming compliance with the terms of the Consulting Agreement, 50% (2,226,090) of the Options granted shall have vested and the remaining 50% shall have been cancelled as at April 30, 2011; and 50% (40,000) of the Special A Shares issued to you shall be retained by you and not redeemed by CaymanCo with the intent that you shall be entitled to receive at any Exit Event or Final Exit the Fair Value, if any, of such retained Special A Shares as of the date of any such Exit Event or Final Exit Event as the case may be. The balance of all Special A Shares held by you shall have been redeemed for their par value in accordance with the terms of the Plan and the Special A Share Subscription Agreement as at April 30, 2011. In the event you breach the terms of the Consulting Agreement the 445,218 Options referred to in (i) hereof shall not vest and be cancelled and the 40,000 Special A shares referred to in (ii) hereof shall be redeemed for the par value in accordance with the Plan and the Special A Share Subscription Agreement.

4.      Following the termination of your employment, we will announce that you are retiring from CHC. We will consult you on the wording of any such announcement.

Notwithstanding anything to the contrary in the Employment Agreement, you will be entitled to keep the Blackberry phone issued to you by CHC and, subject to any limitations imposed by the service provider, the current phone number. During the Initial Consulting Period (as defined in the Consulting Agreement), CHC will continue to pay all costs associated with the Blackberry. Following the Initial Consulting Period, you will be obligated to pay all costs associated therewith.

You will continue to be obligated by the terms of the Note including, without limitation, the obligation to pay interest thereon. You agree that any balance owing under the Note including all accrued but unpaid interest may be deducted from any

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payment to you in respect of the Special A Shares on an Exit Event and you hereby authorize and direct CaymanCo acting as your agent to deduct any such sum from any such payment to you and pay the same to FR Horizon Topco S.à.r.l. on your behalf in satisfaction of your obligations under the Note.

No party shall make any public announcement concerning this agreement without the prior written consent of the other parties (such consent not to be unreasonably withheld or delayed) except as required by law or any governmental or regulatory authority (including, without limitation, any relevant securities exchange) or by any court or other authority of competent jurisdiction.

No variation to this agreement shall be valid unless in writing and agreed by all parties to the agreement.

The terms of this letter shall be governed and construed in accordance with the laws of British Columbia and the parties hereby submit to the exclusive jurisdiction of the courts of British Columbia to deal with any dispute arising from or in connection with the terms of this letter.

Please review this letter carefully. The contents of this letter and the written agreements between you and certain of our affiliates constitute the whole of the agreements between us and between you and such affiliates. No oral discussions in respect of the matters detailed in this letter will have any force or effect or be binding upon us or you.

As these are important matters for you, we recommend that you obtain independent legal advice in connection with these matters.

Please sign below and return a copy of this letter to me to confirm your acceptance of the terms set out herein. We wish you success with your future endeavours.

Yours truly,

William J. Amelio Chief Executive Officer

I hereby confirm and agree the contents of this letter.

April 29, 2011

Witness	Neil Calvert

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Annex A

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT made effective as of the 1ST day of May, 2011.

BETWEEN:

HELI-ONE CANADA INC.

(“CHC”)

AND:

NEIL CALVERT

(the “Consultant”)

individually referred to as a “Party” and collectively referred to as the “Parties”.

WHEREAS:

A.	The Consultant is very knowledgeable about the global helicopter transportation industry; and

B.	CHC and its affiliates are engaged in the business of providing helicopter transportation services worldwide.

NOW THEREFORE in consideration of the mutual covenants and promises contained herein CHC and the Consultant agree as follows:

1.	Consultancy Services

1.1.	During the Initial Consulting Period (as defined below) the Consultant will provide full time consulting services to CHC consisting of acting as, and carrying out the ordinary duties of, the president of CHC’s maintenance, repair and overhaul business known as “Heli-One” (the “Initial Services”).

1.2.	During the Secondary Consulting Period (as defined below) the Consultant will on a casual, on call basis provide the consulting services for CHC as further described in Appendix 3 (the “Secondary Period Services”). Together, the Initial Services and the Secondary Services shall be referred to herein as the “Services”.

1.3.	The Parties acknowledge that the Consultant will at all times be an independent contractor while performing the Services or any services for CHC under this Agreement and that the Consultant will not, for any purpose whatsoever, be deemed to be the employee, agent, partner, joint venture partner, servant or representative of CHC.

2.	Term and Termination

2.1.	The term of the Agreement (the “Term”) shall commence on May 1, 2011 and continue until April 30, 2014 unless terminated earlier in accordance with the provisions of this Agreement, and shall include the Initial Consulting Period and the Secondary Consulting Period.

Calvert – Consultancy Agreement

2.2.	The Initial Consulting Period shall commence on May 1, 2011 and shall end on the date which is the later of:

2.2.1.	August 31, 2011, and

2.2.2.	such later date as may mutually be agreed by the parties.

2.3.	Notwithstanding anything in subsection 2.2 hereof, CHC may terminate the Initial Consulting Period upon giving 30 days written notice whereupon the Secondary Consulting Period shall commence unless in its written notice CHC expressly states it is also terminating this Agreement in which case the Secondary Consulting Period shall not commence.

2.4.	The Secondary Consulting Period shall commence the day following the last day of the Initial Consulting Period and shall end on the date which is the end of the Term.

2.5.	Following the Initial Consulting Period, CHC may terminate this Agreement without cause by providing thirty (30) days prior written notice to the Consultant. The Consultant shall have no rights to terminate this Agreement solely for his convenience. At the end of the Term, this Agreement will terminate without further notice, unless the Consultant and CHC agree otherwise in writing.

2.6.	This Agreement shall terminate upon the death of the Consultant.

3.	Warranties and Liabilities

3.1.	The Consultant warrants that the Services will be carried out with all due skill, care and diligence in accordance with best industry practices.

3.2.	Each Party will be liable towards the other Party for damage to or loss of property and for the injury to or death of any person caused by its own negligence, or that of any of its directors, officers, employees, agents or subcontractors in connection with or as a result of the services rendered under this Agreement.

3.3.	CHC will indemnify and hold harmless the Consultant, its directors, officers, employees, agents and subcontractors from and against all claims of third parties related to damage, loss, injury or death unless such damage, loss, injury or death is caused by the negligence of the Consultant, its directors, officers, employees, agents or subcontractors.

3.4.	The Consultant will indemnify and hold harmless CHC, its directors, officers, employees, agents and subcontractors from and against all claims of third parties related to damages, loss, injury or death unless such damage, loss, injury or death is caused by the negligence of CHC, its directors, officers, employees, agents or subcontractors.

3.5.	Under no circumstances will either Party be responsible to the other Party under this Agreement for any indirect, incidental or consequential damages such as but not limited to loss of profit or loss of revenue, except to the extent that such damages are caused solely by the willful misconduct or gross negligence of a Party.

3.6.	The Parties agree that the liability and indemnification set forth in this Article 3 is exclusive and that each Party explicitly waives any other rights to claim damages or indemnification it may have at law or otherwise.

Calvert – Consultancy Agreement	2

4.	Confidentiality and Code of Business Conduct

4.1.	The Consultant shall sign and execute CHC’s standard Confidentiality Agreement and Code of Ethics attached as Annex A and B to this Agreement. In addition the Consultant and each of its directors, officers, employees, agents and subcontractors will be expected to observe and perform their services under this Agreement in accordance with all applicable policies and procedures of CHC and its applicable affiliates, as they are developed and adopted from time to time for CHC’s Consultants.

4.2.	CHC and the Consultant agree not to disclose any details of this Agreement with any third parties and/or with any employees of CHC or its affiliates (except as required in performance of their respective duties). Should a Party breach its obligations under this clause, the other Party has the right to terminate this Agreement with immediate effect and without any obligation to carry out or perform any further obligations contained herein.

4.3.	All goods, documents, software and any other technical data (contained on any media or in any format whatsoever) supplied or made available to the Consultant by CHC under this Agreement, remains the exclusive property of CHC and will be promptly be returned by the Consultant to CHC upon the expiry of earlier termination of this Agreement.

5.	Remuneration for Services

5.1.	CHC will pay the Consultant for the Initial Services $30,000 per month payable at $15,000 on each of the 15th and last day of each month during the Initial Consulting Period.

5.2.	CHC will pay the Consultant for the Secondary Services $3,000 per month on the last day of each month during the Secondary Consulting Period whether or not CHC has requested any Services from the Consultant during such month.

5.3.	The Consultant shall be responsible for all taxes, deductions and statutory remittances whatsoever associated with its remuneration under this Agreement (the “Deductions and Remittances”). The Consultant shall indemnify and hold CHC harmless against any and all claims for payment of the Deductions and Remittances whatsoever and howsoever arising.

5.4.	You acknowledge that in addition to the payments under Clause 5.1 hereof, the consideration set out in paragraph 2.1 g. of the letter to you from William Amelio dated April 29, 2011 shall also be consideration for your obligations hereunder, including without limitation the provisions relating to confidentiality and non-competition.

5.5.	The Consultant’s remuneration for his Services referred to in Clauses 5.1 and 5.2 above shall be the only compensation payable to the Consultant under this Agreement and is inclusive all of wages or fees of any third parties or subcontractors hired by the Consultant to assist him, and includes all applicable taxes, Deductions and Remittances payable by the Consultant. Unless expressly agreed to in advance or as described herein, all costs or expenses incurred by the Consultant in the performance of his services hereunder are for his own account.

Calvert – Consultancy Agreement	3

6.	Non-Competition

6.1.	The Consultant recognizes and understands that in performing the Services as provided in this Agreement, he will occupy a position of high fiduciary trust and confidence, pursuant to which he will develop and acquire wide experience and knowledge with respect to all aspects of the CHC’s global helicopter services and other businesses carried on by CHC and its affiliates and the manner in which such businesses are conducted. It is the express intent and agreement of the Consultant and CHC that such knowledge and experience shall not be used in any manner which would be detrimental to the business interests of CHC and such affiliates during the Term. The Consultant covenants and agrees with CHC that he will not, without the prior written consent of CHC, at any time during the Term, either individually or in partnership or in conjunction with any person, whether as principal, agent, shareholder, director, officer, employee, investor, consultant, or in any other manner whatsoever, directly or indirectly, advise, manage, carry on, be engaged in, own or lend money to, or permit the Consultant’s name or any part thereof to be used or employed by any person managing, carrying on or engaged in a business of supplying global, national or local helicopter transportation or maintenance, repair and overhaul services.

6.2.	The Consultant shall not, during the Term, without the prior written consent of CHC, for his account or jointly with another, either directly or indirectly, for or on behalf of himself or any individual, partnership, corporation or other legal entity, as principal, agent, employee, consultant or otherwise, solicit, influence, entice or induce, attempt to solicit, influence, entice or induce:

(a)	any person who is employed by CHC or any affiliated company to leave such employment; or

(b)	any person, firm or corporation whatsoever, who or which has at any time in the last two (2) years, been a customer of CHC, an affiliate company, or of any of their respective predecessors, provided that this subsection shall not prohibit the Consultant from soliciting business from any such customer if the business is in no way similar to the business carried on by CHC, an affiliated company, any of their respective predecessors, subsidiaries or associates to cease its relationship with CHC or any affiliated company.

7.	General

7.1.	The relationship between CHC and the Consultant will be governed by the laws of the Province of British Columbia, Canada (excluding its choice of law provisions) and any dispute under that relationship will be exclusively brought before a competent court of British Colombia, Canada, except that CHC may bring any dispute before any other court than the competent court.

7.2.	Notices and other statements in connection with this Agreement may only be given by way of a letter sent by regular or other mail, or by facsimile, and at the recipient’s place of business as stated above, or at such other address as advised by one Party to the other Party from time to time.

7.3.	In the event that any provision of this Agreement is deemed to be void or unenforceable in whole or in part it shall not be deemed to affect or impair the validity of any other provision.

Calvert – Consultancy Agreement	4

7.4.	This Agreement may be executed in counterparts with the same effect as if both Parties had signed the same document. All counterparts will be deemed to constitute one and the same agreement.

7.5.	The Consultant shall not assign or, sub-contract or in any way dispose of the Agreement or any part of it (whether by trust device or otherwise) without the prior written consent of CHC. The Consultant acknowledges that CHC may assign this Agreement in whole, or in part, to a corporate affiliate at any time without consent.

7.6.	This Agreement contains the entire agreement of the Parties in relation to its subject matter. Upon execution of this Agreement, all previous agreements and arrangements made by the parties in relation to its subject matter shall end. This Agreement may only be amended by an instrument in writing signed by an authorized representative of both the Parties.

IN WITNESS WHEREOF the Parties have executed this Agreement on the day and year first before written:

On behalf of
HELI-ONE CANADA INC.

Name:	NEIL CALVERT
Title:

Calvert – Consultancy Agreement	5

Annex 1 – Confidentiality Statement

Please sign and return one copy of this statement to CHC.

The information exchanged between CHC, on behalf of itself and each of its corporate affiliates (collectively, “CHC”) and Neil Calvert (the “Consultant”) in respect of the Services for CHC is for the exclusive and confidential use of CHC and the Consultant and may contain legally privileged information. Any other distribution or reproduction without the consent of CHC or the Consultant is unauthorized and strictly prohibited.

CHC and the Consultant promptly return the information provided to either party upon request from CHC or the Consultant but no later than at the end of the Term.

Neil Calvert
April 29, 2011

Calvert – Consultancy Agreement

Annex 2 – Code of Ethics

Introduction

This Code of Ethics (the “Code”) has been approved by CHC’s board of directors and sets out the standards of behaviour that CHC expects from each one of you in carrying out your duties and in dealing with each other, customers, suppliers and other stakeholders.

The Code sets out the guiding principles for ethical behaviour but cannot, and therefore does not, address every ethical situation that may confront you. You should familiarize yourself with all CHC’s policies that are applicable to you. Some, such as Human Resources, are applicable to all employees. Others, such as Information Technology, are applicable to most, while others will be applicable depending upon your job function. As well, each subsidiary and business unit of CHC may set its own policies consistent with this Code and other CHC policies of general application. If you are unclear as to the policies that are applicable to you or want to know more about those that are, contact your supervisor or human resources administrator. For matters that do not appear to be addressed by any policy you must discuss the matter with your supervisor.

Must I follow the Code?

Every employee, officer, director, agent or authorized representative of CHC or its controlled subsidiaries must follow the Code.

THE CODE

Work and External Environment

CHC treats each employee fairly and with respect and provides equal employment opportunities without regard to any distinctions based on race, colour, ancestry, place of origin, religion, marital status, family status, physical or mental disability, gender or sexual orientation, in accordance with the laws and regulations of each country where it does business.

CHC is committed to provide safe and healthy working conditions for all employees free from harassment including all forms of sexual, physical and psychological abuse. You must refrain from engaging in any form of harassment including all forms of sexual, physical and psychological abuse.

CHC is committed to responsible environmental practices and complies with all laws and regulations relating to the protection of the environment. You must ensure that you adhere to all such laws and regulations in the performance of your duties.

Fair Dealing

CHC is committed to fair dealing with our security holders, customers, suppliers and competitors. Your conduct must always be consistent with this commitment.

Business Practices

Books and Records - Our books and records shall be complete, fair and accurate in all respects and comply with all applicable legal requirements.

Calvert – Consultancy Agreement

Safeguarding Property - CHC’s property should not be used for any improper purpose. You must safeguard CHC’s property as well as the property of customers entrusted to our care to ensure that it is not lost, damaged, misappropriated or misused. This includes the confidential information and intellectual property of CHC. Confidential information is information of CHC that is not subject to public disclosure. You must not disclose any confidential information to any non-authorized colleague or any person outside of CHC, without the authorization of senior management.

Communications - You are expected to be truthful and clear in your verbal and written communications and to not be intentionally misleading to colleagues and others such as internal and external auditors.

Communications with the media, the investment community and regulators are the responsibility of designated CHC employees. You must refer any inquiry from such parties to a CHC employee authorized to deal with such inquiry.

Gifts and Entertainment - You must avoid giving or receiving gifts or entertainment if these might improperly influence the recipient’s judgment or be perceived to do so. If a gift is given it must be reasonable, in good taste and of nominal value. Only infrequent gifts of nominal value may be accepted. Under no circumstances shall gifts be given or received contrary to applicable laws.

Business Dealings - CHC complies with all anti-corruption laws in jurisdictions in which it operates including the Corruption of Foreign Public Officials Act of Canada and the Foreign Corrupt Practices Act of the United States of America. You must never approve, authorize, make or take any illegal or improper payment.

Conflicts of Interest - You must avoid conflicts of interest, whether real or perceived, in the performance of your duties on behalf of CHC. If a conflict of interest cannot be avoided, you must disclose the nature and circumstances to your supervisor. A conflict of interest exists whenever your personal interests, or those of close relatives or people with whom you are in close personal or business contact, conflict or appear to conflict in any way with the interests of CHC. If you have any doubt about whether a conflict of interest exists contact your supervisor for guidance. Your supervisor will consult higher management or Legal Services as necessary.

Improper Influence - External Auditor - You must never improperly influence or attempt to improperly influence any person acting as an external auditor of CHC.

Insider Information - It is illegal for anyone who has material, non-public information (“inside information”) about a publicly traded company to buy, sell or trade its securities or pass such inside information on to third parties. You must not buy, sell or trade securities of CHC while possessed of such inside information nor pass on such inside information to others.

COMPLIANCE

General

You must comply with the spirit and letter of the Code and all policies, procedures and rules of CHC that are applicable to you.

Calvert – Consultancy Agreement

You must comply with all applicable laws.

Disregard Of Code, Policies and Procedures - No employee who exercises supervision or influence over another employee shall direct, request or encourage that other employee to do anything or omit to do anything the doing of which or the omission of which is contrary to the Code, any other policy, procedure or rule of CHC or any applicable law. You are required to immediately report any situation in which any person attempts to direct, request or encourage you to violate the Code, or any other policy, procedure or rule of CHC or any applicable law to any supervisor or manager that makes sense given the circumstances.

Waivers - No waivers of this Code shall be granted to any officer or director of CHC except by the Board of Directors. Any waiver of the Code granted to any officer or director of CHC shall be publicly disclosed in accordance with applicable securities laws and stock exchange rules.

Reporting

It is your duty to report any possible violation of the Code or any violation of any law by CHC or any employee. You have several reporting options:

•	Contact the Corporate Secretary at Corporate Headquarters in Vancouver.

•	Contact the Director of Internal Audit at Corporate Headquarters in Vancouver.

•

Advise your supervisor. Supervisors receiving reports from others must formally report any violation of the Code or applicable law when it becomes known to them to the Corporate Secretary at Corporate Headquarters in Vancouver.

•	Use CHC’s anonymous, confidential Whistleblower Hotline which can be accessed on CHC’s Intranet and our website, www.chc.ca.

There shall be no retaliation against anyone who, in good faith, makes a complaint, raises a concern or provides assistance to CHC, it’s management or any other person or group, including any governmental, regulatory or law enforcement body, investigating a complaint or concern.

Consequences of Non-compliance

CHC treats violations of the Code as serious matters. If you violate the Code you may be subject to disciplinary action up to and including dismissal.

I have read and understand this Code of Ethics.

Neil Calvert
April 29, 2011

Calvert – Consultancy Agreement

Annex 3 – Services

The following are the services to be performed by the Consultant under this Agreement during the Secondary Consulting Period as and when requested by CHC:

•	Advice on customer development

•	Seeking and reporting customer intelligence

•	Seeking and reporting market information

•	Advice in marketing strategy

•	Such other similar services as may be agreed between the parties.

Calvert – Consultancy Agreement

ANNEX B

FULL AND FINAL RELEASE AND PROMISE NOT TO

INITIATE LEGAL ACTION

(the “Release”)

I, Neil Calvert, in consideration of the terms set out in the letter to me from William Amelio, dated April 29, 2011 (attached hereto; the “Letter Agreement”), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree:

1. Not to initiate any type of legal or regulatory action, and to release and forever discharge Heli-One Canada Inc. (referred to as “CHC”) and each of its corporate affiliates and subsidiaries, and its and their present and former officers, directors, employees, shareholders, partners, agents, and otherwise, as the case may be (collectively, the “Releasees”), of and from any and all causes of action, suits, contracts, complaints, claims, damages, costs, and expenses of any nature or kind whatsoever, known or unknown (collectively, the “Claims”), which as against the Releasees, and any of them, I have ever had, now have, or at any time hereafter I and my personal representatives can, shall or may have, arising out of any cause, matter or thing existing up to and including the date I signed this document, including, without limiting the generality of the foregoing:

(a)	Claims arising directly or indirectly out of my hiring or the ending of my employment with CHC or in any other way relating directly or indirectly to my employment with CHC,

(b)	Claims relating directly or indirectly to the loss of medical insurance, extended health insurance, disability insurance, life insurance, and any other form of compensation, stock, stock option, incentive, benefit or perquisite of my employment with CHC, and

(c)	Claims arising under any Federal or Provincial statute, including specifically claims under the Canada Labour Code, the Canadian Human Rights Act and the Workers Compensation Act (British Columbia).

2. That I agree to indemnify CHC for any and all amounts required to be withheld from payment made under the terms of this agreement relating to statutory payroll and other such deductions, including but not limited to, deductions relating to Canada Pension Plan and Employment Insurance obligations, and income tax obligations as required by the Canada Revenue Agency.

3. That neither the terms of the Letter Agreement or the payments set out therein, nor anything contained herein is an admission of any liability by the Releasees, or any of them, by whom liability is expressly denied.

4. That I affirm my ongoing obligation to fully comply with CHC’s standard Confidentiality Agreement, which I have previously signed.

5. That I have carefully read and understand this Release, and either received legal advice about it before I signed it, or voluntarily declined to obtain such advice.

6. That the terms of this Release are confidential and I agree not to disclose them to any third parties, other than my spouse and/or professional advisors.

7. That the foregoing consideration is accepted voluntarily, for the purpose of making a full and final settlement of all Claims.

8. That the terms of this Release are intended to be contractual and not a mere recital.

SIGNED by Neil Calvert in the presence of:	) )
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Signature of Witness	)	Neil Calvert
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Print Name (Witness))
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Address	)
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Occupation	)

PLEASE READ CAREFULLY BEFORE SIGNING

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT made effective as of the 1ST day of May, 2011.

BETWEEN:
HELI-ONE CANADA INC.
(“CHC”)
AND:
NEIL CALVERT
(the “Consultant”)

individually referred to as a “Party” and collectively referred to as the “Parties”.

WHEREAS:

A.	The Consultant is very knowledgeable about the global helicopter transportation industry; and

B.	CHC and its affiliates are engaged in the business of providing helicopter transportation services worldwide.

NOW THEREFORE in consideration of the mutual covenants and promises contained herein CHC and the Consultant agree as follows:

1.	Consultancy Services

1.1.	During the Initial Consulting Period (as defined below) the Consultant will provide full time consulting services to CHC consisting of acting as, and carrying out the ordinary duties of, the president of CHC’s maintenance, repair and overhaul business known as “Heli-One” (the “Initial Services”).

1.2.	During the Secondary Consulting Period (as defined below) the Consultant will on a casual, on call basis provide the consulting services for CHC as further described in Appendix 3 (the “Secondary Period Services”). Together, the Initial Services and the Secondary Services shall be referred to herein as the “Services”.

1.3.	The Parties acknowledge that the Consultant will at all times be an independent contractor while performing the Services or any services for CHC under this Agreement and that the Consultant will not, for any purpose whatsoever, be deemed to be the employee, agent, partner, joint venture partner, servant or representative of CHC.

2.	Term and Termination

2.1.	The term of the Agreement (the “Term”) shall commence on May 1, 2011 and continue until April 30, 2014 unless terminated earlier in accordance with the provisions of this Agreement, and shall include the Initial Consulting Period and the Secondary Consulting Period.

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2.2.	The Initial Consulting Period shall commence on May 1, 2011 and shall end on the date which is the later of:

2.2.1.	August 31, 2011, and

2.2.2.	such later date as may mutually be agreed by the parties.

2.3.	Notwithstanding anything in subsection 2.2 hereof, CHC may terminate the Initial Consulting Period upon giving 30 days written notice whereupon the Secondary Consulting Period shall commence unless in its written notice CHC expressly states it is also terminating this Agreement in which case the Secondary Consulting Period shall not commence.

2.4.	The Secondary Consulting Period shall commence the day following the last day of the Initial Consulting Period and shall end on the date which is the end of the Term.

2.5.	Following the Initial Consulting Period, CHC may terminate this Agreement without cause by providing thirty (30) days prior written notice to the Consultant. The Consultant shall have no rights to terminate this Agreement solely for his convenience. At the end of the Term, this Agreement will terminate without further notice, unless the Consultant and CHC agree otherwise in writing.

2.6.	This Agreement shall terminate upon the death of the Consultant.

3.	Warranties and Liabilities

3.1.	The Consultant warrants that the Services will be carried out with all due skill, care and diligence in accordance with best industry practices.

3.2.	Each Party will be liable towards the other Party for damage to or loss of property and for the injury to or death of any person caused by its own negligence, or that of any of its directors, officers, employees, agents or subcontractors in connection with or as a result of the services rendered under this Agreement.

3.3.	CHC will indemnify and hold harmless the Consultant, its directors, officers, employees, agents and subcontractors from and against all claims of third parties related to damage, loss, injury or death unless such damage, loss, injury or death is caused by the negligence of the Consultant, its directors, officers, employees, agents or subcontractors.

3.4.	The Consultant will indemnify and hold harmless CHC, its directors, officers, employees, agents and subcontractors from and against all claims of third parties related to damages, loss, injury or death unless such damage, loss, injury or death is caused by the negligence of CHC, its directors, officers, employees, agents or subcontractors.

3.5.	Under no circumstances will either Party be responsible to the other Party under this Agreement for any indirect, incidental or consequential damages such as but not limited to loss of profit or loss of revenue, except to the extent that such damages are caused solely by the willful misconduct or gross negligence of a Party.

3.6.	The Parties agree that the liability and indemnification set forth in this Article 3 is exclusive and that each Party explicitly waives any other rights to claim damages or indemnification it may have at law or otherwise.

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4.	Confidentiality and Code of Business Conduct

4.1.	The Consultant shall sign and execute CHC’s standard Confidentiality Agreement and Code of Ethics attached as Annex A and B to this Agreement. In addition the Consultant and each of its directors, officers, employees, agents and subcontractors will be expected to observe and perform their services under this Agreement in accordance with all applicable policies and procedures of CHC and its applicable affiliates, as they are developed and adopted from time to time for CHC’s Consultants.

4.2.	CHC and the Consultant agree not to disclose any details of this Agreement with any third parties and/or with any employees of CHC or its affiliates (except as required in performance of their respective duties). Should a Party breach its obligations under this clause, the other Party has the right to terminate this Agreement with immediate effect and without any obligation to carry out or perform any further obligations contained herein.

4.3.	All goods, documents, software and any other technical data (contained on any media or in any format whatsoever) supplied or made available to the Consultant by CHC under this Agreement, remains the exclusive property of CHC and will be promptly be returned by the Consultant to CHC upon the expiry of earlier termination of this Agreement.

5.	Remuneration for Services

5.1.	CHC will pay the Consultant for the Initial Services $30,000 per month payable at $15,000 on each of the 15th and last day of each month during the Initial Consulting Period.

5.2.	CHC will pay the Consultant for the Secondary Services $3,000 per month on the last day of each month during the Secondary Consulting Period whether or not CHC has requested any Services from the Consultant during such month.

5.3.	The Consultant shall be responsible for all taxes, deductions and statutory remittances whatsoever associated with its remuneration under this Agreement (the “Deductions and Remittances”). The Consultant shall indemnify and hold CHC harmless against any and all claims for payment of the Deductions and Remittances whatsoever and howsoever arising.

5.4.	You acknowledge that in addition to the payments under Clause 5.1 hereof, the consideration set out in paragraph 2.1 g. of the letter to you from William Amelio dated April 29, 2011 shall also be consideration for your obligations hereunder, including without limitation the provisions relating to confidentiality and non-competition.

5.5.	The Consultant’s remuneration for his Services referred to in Clauses 5.1 and 5.2 above shall be the only compensation payable to the Consultant under this Agreement and is inclusive all of wages or fees of any third parties or subcontractors hired by the Consultant to assist him, and includes all applicable taxes, Deductions and Remittances payable by the Consultant. Unless expressly agreed to in advance or as described herein, all costs or expenses incurred by the Consultant in the performance of his services hereunder are for his own account.

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6.	Non-Competition

6.1.	The Consultant recognizes and understands that in performing the Services as provided in this Agreement, he will occupy a position of high fiduciary trust and confidence, pursuant to which he will develop and acquire wide experience and knowledge with respect to all aspects of the CHC’s global helicopter services and other businesses carried on by CHC and its affiliates and the manner in which such businesses are conducted. It is the express intent and agreement of the Consultant and CHC that such knowledge and experience shall not be used in any manner which would be detrimental to the business interests of CHC and such affiliates during the Term. The Consultant covenants and agrees with CHC that he will not, without the prior written consent of CHC, at any time during the Term, either individually or in partnership or in conjunction with any person, whether as principal, agent, shareholder, director, officer, employee, investor, consultant, or in any other manner whatsoever, directly or indirectly, advise, manage, carry on, be engaged in, own or lend money to, or permit the Consultant’s name or any part thereof to be used or employed by any person managing, carrying on or engaged in a business of supplying global, national or local helicopter transportation or maintenance, repair and overhaul services.

6.2.	The Consultant shall not, during the Term, without the prior written consent of CHC, for his account or jointly with another, either directly or indirectly, for or on behalf of himself or any individual, partnership, corporation or other legal entity, as principal, agent, employee, consultant or otherwise, solicit, influence, entice or induce, attempt to solicit, influence, entice or induce:

(a)	any person who is employed by CHC or any affiliated company to leave such employment; or

(b)	any person, firm or corporation whatsoever, who or which has at any time in the last two (2) years, been a customer of CHC, an affiliate company, or of any of their respective predecessors, provided that this subsection shall not prohibit the Consultant from soliciting business from any such customer if the business is in no way similar to the business carried on by CHC, an affiliated company, any of their respective predecessors, subsidiaries or associates to cease its relationship with CHC or any affiliated company.

7.	General

7.1.	The relationship between CHC and the Consultant will be governed by the laws of the Province of British Columbia, Canada (excluding its choice of law provisions) and any dispute under that relationship will be exclusively brought before a competent court of British Colombia, Canada, except that CHC may bring any dispute before any other court than the competent court.

7.2.	Notices and other statements in connection with this Agreement may only be given by way of a letter sent by regular or other mail, or by facsimile, and at the recipient’s place of business as stated above, or at such other address as advised by one Party to the other Party from time to time.

7.3.	In the event that any provision of this Agreement is deemed to be void or unenforceable in whole or in part it shall not be deemed to affect or impair the validity of any other provision.

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7.4.	This Agreement may be executed in counterparts with the same effect as if both Parties had signed the same document. All counterparts will be deemed to constitute one and the same agreement.

7.5.	The Consultant shall not assign or, sub-contract or in any way dispose of the Agreement or any part of it (whether by trust device or otherwise) without the prior written consent of CHC. The Consultant acknowledges that CHC may assign this Agreement in whole, or in part, to a corporate affiliate at any time without consent.

7.6.	This Agreement contains the entire agreement of the Parties in relation to its subject matter. Upon execution of this Agreement, all previous agreements and arrangements made by the parties in relation to its subject matter shall end. This Agreement may only be amended by an instrument in writing signed by an authorized representative of both the Parties.

IN WITNESS WHEREOF the Parties have executed this Agreement on the day and year first before written:

On behalf of
HELI-ONE CANADA INC.

Name:	NEIL CALVERT
Title:

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Annex 1 – Confidentiality Statement

Please sign and return one copy of this statement to CHC.

The information exchanged between CHC, on behalf of itself and each of its corporate affiliates (collectively, “CHC”) and Neil Calvert (the “Consultant”) in respect of the Services for CHC is for the exclusive and confidential use of CHC and the Consultant and may contain legally privileged information. Any other distribution or reproduction without the consent of CHC or the Consultant is unauthorized and strictly prohibited.

CHC and the Consultant promptly return the information provided to either party upon request from CHC or the Consultant but no later than at the end of the Term.

Neil Calvert
April 29, 2011

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Annex 2 – Code of Ethics

Introduction

This Code of Ethics (the “Code”) has been approved by CHC’s board of directors and sets out the standards of behaviour that CHC expects from each one of you in carrying out your duties and in dealing with each other, customers, suppliers and other stakeholders.

The Code sets out the guiding principles for ethical behaviour but cannot, and therefore does not, address every ethical situation that may confront you. You should familiarize yourself with all CHC’s policies that are applicable to you. Some, such as Human Resources, are applicable to all employees. Others, such as Information Technology, are applicable to most, while others will be applicable depending upon your job function. As well, each subsidiary and business unit of CHC may set its own policies consistent with this Code and other CHC policies of general application. If you are unclear as to the policies that are applicable to you or want to know more about those that are, contact your supervisor or human resources administrator. For matters that do not appear to be addressed by any policy you must discuss the matter with your supervisor.

Must I follow the Code?

Every employee, officer, director, agent or authorized representative of CHC or its controlled subsidiaries must follow the Code.

THE CODE

Work and External Environment

CHC treats each employee fairly and with respect and provides equal employment opportunities without regard to any distinctions based on race, colour, ancestry, place of origin, religion, marital status, family status, physical or mental disability, gender or sexual orientation, in accordance with the laws and regulations of each country where it does business.

CHC is committed to provide safe and healthy working conditions for all employees free from harassment including all forms of sexual, physical and psychological abuse. You must refrain from engaging in any form of harassment including all forms of sexual, physical and psychological abuse.

CHC is committed to responsible environmental practices and complies with all laws and regulations relating to the protection of the environment. You must ensure that you adhere to all such laws and regulations in the performance of your duties.

Fair Dealing

CHC is committed to fair dealing with our security holders, customers, suppliers and competitors. Your conduct must always be consistent with this commitment.

Business Practices

Books and Records - Our books and records shall be complete, fair and accurate in all respects and comply with all applicable legal requirements.

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Safeguarding Property - CHC’s property should not be used for any improper purpose. You must safeguard CHC’s property as well as the property of customers entrusted to our care to ensure that it is not lost, damaged, misappropriated or misused. This includes the confidential information and intellectual property of CHC. Confidential information is information of CHC that is not subject to public disclosure. You must not disclose any confidential information to any non-authorized colleague or any person outside of CHC, without the authorization of senior management.

Communications - You are expected to be truthful and clear in your verbal and written communications and to not be intentionally misleading to colleagues and others such as internal and external auditors.

Communications with the media, the investment community and regulators are the responsibility of designated CHC employees. You must refer any inquiry from such parties to a CHC employee authorized to deal with such inquiry.

Gifts and Entertainment - You must avoid giving or receiving gifts or entertainment if these might improperly influence the recipient’s judgment or be perceived to do so. If a gift is given it must be reasonable, in good taste and of nominal value. Only infrequent gifts of nominal value may be accepted. Under no circumstances shall gifts be given or received contrary to applicable laws.

Business Dealings - CHC complies with all anti-corruption laws in jurisdictions in which it operates including the Corruption of Foreign Public Officials Act of Canada and the Foreign Corrupt Practices Act of the United States of America. You must never approve, authorize, make or take any illegal or improper payment.

Conflicts of Interest - You must avoid conflicts of interest, whether real or perceived, in the performance of your duties on behalf of CHC. If a conflict of interest cannot be avoided, you must disclose the nature and circumstances to your supervisor. A conflict of interest exists whenever your personal interests, or those of close relatives or people with whom you are in close personal or business contact, conflict or appear to conflict in any way with the interests of CHC. If you have any doubt about whether a conflict of interest exists contact your supervisor for guidance. Your supervisor will consult higher management or Legal Services as necessary.

Improper Influence - External Auditor - You must never improperly influence or attempt to improperly influence any person acting as an external auditor of CHC.

Insider Information - It is illegal for anyone who has material, non-public information (“inside information”) about a publicly traded company to buy, sell or trade its securities or pass such inside information on to third parties. You must not buy, sell or trade securities of CHC while possessed of such inside information nor pass on such inside information to others.

COMPLIANCE

General

You must comply with the spirit and letter of the Code and all policies, procedures and rules of CHC that are applicable to you.

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You must comply with all applicable laws.

Disregard Of Code, Policies and Procedures - No employee who exercises supervision or influence over another employee shall direct, request or encourage that other employee to do anything or omit to do anything the doing of which or the omission of which is contrary to the Code, any other policy, procedure or rule of CHC or any applicable law. You are required to immediately report any situation in which any person attempts to direct, request or encourage you to violate the Code, or any other policy, procedure or rule of CHC or any applicable law to any supervisor or manager that makes sense given the circumstances.

Waivers - No waivers of this Code shall be granted to any officer or director of CHC except by the Board of Directors. Any waiver of the Code granted to any officer or director of CHC shall be publicly disclosed in accordance with applicable securities laws and stock exchange rules.

Reporting

It is your duty to report any possible violation of the Code or any violation of any law by CHC or any employee. You have several reporting options:

•	Contact the Corporate Secretary at Corporate Headquarters in Vancouver.

•	Contact the Director of Internal Audit at Corporate Headquarters in Vancouver.

•

Advise your supervisor. Supervisors receiving reports from others must formally report any violation of the Code or applicable law when it becomes known to them to the Corporate Secretary at Corporate Headquarters in Vancouver.

•	Use CHC’s anonymous, confidential Whistleblower Hotline which can be accessed on CHC’s Intranet and our website, www.chc.ca.

There shall be no retaliation against anyone who, in good faith, makes a complaint, raises a concern or provides assistance to CHC, it’s management or any other person or group, including any governmental, regulatory or law enforcement body, investigating a complaint or concern.

Consequences of Non-compliance

CHC treats violations of the Code as serious matters. If you violate the Code you may be subject to disciplinary action up to and including dismissal.

I have read and understand this Code of Ethics.

Neil Calvert
April 29, 2011

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Annex 3 – Services

The following are the services to be performed by the Consultant under this Agreement during the Secondary Consulting Period as and when requested by CHC:

•	Advice on customer development

•	Seeking and reporting customer intelligence

•	Seeking and reporting market information

•	Advice in marketing strategy

•	Such other similar services as may be agreed between the parties.

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FULL AND FINAL RELEASE AND PROMISE NOT TO

INITIATE LEGAL ACTION

(the “Release”)

I, Neil Calvert, in consideration of the terms set out in the letter to me from William Amelio, dated April 29, 2011 (attached hereto; the “Letter Agreement”), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree:

1. Not to initiate any type of legal or regulatory action, and to release and forever discharge Heli-One Canada Inc. (referred to as “CHC”) and each of its corporate affiliates and subsidiaries, and its and their present and former officers, directors, employees, shareholders, partners, agents, and otherwise, as the case may be (collectively, the “Releasees”), of and from any and all causes of action, suits, contracts, complaints, claims, damages, costs, and expenses of any nature or kind whatsoever, known or unknown (collectively, the “Claims”), which as against the Releasees, and any of them, I have ever had, now have, or at any time hereafter I and my personal representatives can, shall or may have, arising out of any cause, matter or thing existing up to and including the date I signed this document, including, without limiting the generality of the foregoing:

(a)	Claims arising directly or indirectly out of my hiring or the ending of my employment with CHC or in any other way relating directly or indirectly to my employment with CHC,

(b)	Claims relating directly or indirectly to the loss of medical insurance, extended health insurance, disability insurance, life insurance, and any other form of compensation, stock, stock option, incentive, benefit or perquisite of my employment with CHC, and

(c)	Claims arising under any Federal or Provincial statute, including specifically claims under the Canada Labour Code, the Canadian Human Rights Act and the Workers Compensation Act (British Columbia).

2. That I agree to indemnify CHC for any and all amounts required to be withheld from payment made under the terms of this agreement relating to statutory payroll and other such deductions, including but not limited to, deductions relating to Canada Pension Plan and Employment Insurance obligations, and income tax obligations as required by the Canada Revenue Agency.

3. That neither the terms of the Letter Agreement or the payments set out therein, nor anything contained herein is an admission of any liability by the Releasees, or any of them, by whom liability is expressly denied.

4. That I affirm my ongoing obligation to fully comply with CHC’s standard Confidentiality Agreement, which I have previously signed.

5. That I have carefully read and understand this Release, and either received legal advice about it before I signed it, or voluntarily declined to obtain such advice.

6. That the terms of this Release are confidential and I agree not to disclose them to any third parties, other than my spouse and/or professional advisors.

7. That the foregoing consideration is accepted voluntarily, for the purpose of making a full and final settlement of all Claims.

8. That the terms of this Release are intended to be contractual and not a mere recital.

SIGNED by Neil Calvert in the presence of:	) ) ) )

Signature of Witness	)	Neil Calvert
)
MARTIN LOCKYER	)
Print Name (Witness)	)
)
4740 Agar Drive	)
Address	)
)
Lawyer	)
Occupation	)

PLEASE READ CAREFULLY BEFORE SIGNING